UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 31, 2021

TANGER FACTORY OUTLET CENTERS, INC.
TANGER PROPERTIES LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

North Carolina	1-11986	56-1815473
(Tanger Factory Outlet Centers, Inc.)	(Tanger Factory Outlet Centers, Inc.)	(Tanger Factory Outlet Centers, Inc.)
North Carolina	333-03526-01	56-1822494
(Tanger Properties Limited Partnership)	(Tanger Properties Limited Partnership)	(Tanger Properties Limited Partnership)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3200 Northline Avenue, Suite 360, Greensboro, NC 27408
(Address of principal executive offices)
(336) 292-3010
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Tanger Factory Outlet Centers, Inc.:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value	SKT	New York Stock Exchange
Tanger Properties Limited Partnership:
None
Securities registered pursuant to Section 12(g) of the Act:
Tanger Factory Outlet Centers, Inc.: None
Tanger Properties Limited Partnership: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Tanger Factory Outlet Centers, Inc.: Emerging growth company ☐

Tanger Properties Limited Partnership: Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Tanger Factory Outlet Centers, Inc.: ☐
Tanger Properties Limited Partnership: ☐

Item 8.01   Other Events

Tanger Factory Outlet Centers, Inc. (“Tanger” or the “Company”), a leading operator of upscale open-air outlet centers, announced today that, through March 30, 2021, it had sold 6.9 million common shares under its at-the-market equity offering (“ATM”) program at a weighted average price of $19.02 per share, generating gross proceeds of approximately $130.6 million. As of March 30, 2021, the Company’s liquidity exceeds $790 million, including $600 million of undrawn lines of credit and more than $190 million of cash.

On March 31, 2021, the Company also announced that Tanger Properties Limited Partnership, the Company’s operating partnership, had issued a notice of partial redemption for $150 million aggregate principal amount of its 3.875% senior notes due December 2023 (the “Notes”), of which $250 million aggregate principal amount are currently outstanding. The early redemption is currently expected to occur on April 30, 2021. In addition, Tanger paid down $25 million of borrowings under its $350 million unsecured term loan on March 11, 2021. The interest rate for this portion of the term loan principal was 1.25%.

Safe Harbor Statement

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, impacts and timing of the planned debt reduction measures, as well as other statements regarding plans, estimates, expectations, intentions, and similar statements concerning anticipated future events, results, circumstances, performance or expectations that are not historical facts.

These forward-looking statements are subject to risks and uncertainties. Actual results could differ materially from those projected due to various factors including, but not limited to, risks related to the impact of the COVID-19 pandemic on our tenants and on our business, financial condition, liquidity, results of operations and compliance with debt covenants; our inability to develop new outlet centers or expand existing outlet centers successfully; risks related to the economic performance and market value of our outlet centers; ability to implement our strategy; risks related to our indebtedness and the availability and cost of capital and other important factors set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. Accordingly, there is no assurance that Tanger’s expectations will be realized. Tanger disclaims any intention or obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to refer to any further disclosures Tanger makes or related subjects in Tanger’s Current Reports on Form 8-K that it files with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2021

TANGER FACTORY OUTLET CENTERS, INC.

By:	/s/	James F. Williams
James F. Williams
Executive Vice President, Chief Financial Officer

TANGER PROPERTIES LIMITED PARTNERSHIP

By: TANGER GP TRUST, its sole general partner

By:	/s/	James F. Williams
James F. Williams
Vice President and Treasurer (Principal Financial Officer)